Exhibit 10.34      Form of Subscription Agreement for Series A Preferred Shares

CELLCEUTIX CORPORATION

 SUBSCRIPTION AGREEMENT

Series A Convertible Shares

REGULATION D

Dated:  May 8,  2012

SECTION 1

1.1           Subscription.

(a)           The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase Series A Convertible Preferred   Shares (the “Series A Preferred”) of Cellceutix Corporation   (CTIX) a Nevada corporation  (the "Company") which are convertible into Common Shares of the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned understands that the Series A Preferred are being sold in connection with an offering by the Company of a maximum of up to $1,000,000.  Payments shall be made in lawful money of the United States.    Complete terms and conditions of the Series A Convertible Preferred shares is provided in the Certificate of Designation which is attached as Addendum  A.

                              (b)          Installment Funding

Initial Funding Amount:   One Hundred Thousand USD ($100,000) to purchase 10,000 Series A Preferred Shares,   par value $.001 per share.   Initial Funding shall occur at closing.   Each share of Series A Convertible Preferred is exchangeable into ten (10) shares of common stock subject to the conversion formula as provided in Section 1.1©.

Installment

Funding Amount:              The lesser of  (i) $75,000 every 30 days  or  (ii) twenty five  (25% ) per cent of the dollar value of the total volume traded during the preceding 22 trading days.

Conditions Precedent to Installment Funding:

Subscriber shall not be required to purchase installment shares at a Closing unless each of the following conditions are satisfied:

               (I) the Company shall be current in its filing requirements as a fully-reporting issuer registered with the Securities & Exchange Commission

(II) at all times during the period beginning on the date of initial closing and ending on the date of installment the Common Stock shall have been listed on the OTC Bulletin Board and shall not have been suspended from trading thereon for a period of two (2) consecutive Trading Days during the Open Period and the Company shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the Common Stock;

(III) the Company has complied with its obligations and is otherwise not in breach of or in default under, this Agreement, the

(IV) no injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and

(V) the issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.

If any of the events described in clauses (I) through (V) above occurs during the period commencing the initial closing  then the Investor shall have no obligation to purchase the Preferred shares as  set forth in the term sheet.

                              (c )         Conversion into Common Stock:

The Holder shall have the right to convert the Series A Preferred shares, in whole or in part, into shares of common stock of the Company (“Common Stock”) in accordance to the conversion formula below:

Maximum Conversion

Price per Tranche           The lesser of (i) 85% of the closing bid price on the date prior to funding (ii) or 85% of the lowest closing bid price during the fifteen (15) trading  days prior to conversion.

                              (d)          Warrants

For each common share issued upon conversion of Series A preferred share, a five year common stock purchase warrants shall be issued to the Subscriber which warrant shall be exercisable at the conversion price of the common shares issued.

                              (e)          Piggy Back Registration Rights

The Holder shall have Piggy Back Registration Rights for common shares underlying warrants and for each funded

Tranche,  at the time of such  Registration Statement.

                              (f)           Exclusivity

Company agrees not to pursue a financing with any other party until giving the Holder first right of refusal.  In the event the Company enters into a funding arrangement with other parties at a net higher cost of funds to the company than the Series A Preferred, (which cost of funds shall include  the aggregate of the funding terms, conversion terms,

plus  fees, commissions and other considerations paid to the investor or other parties and/ or their agents (the Most

Favored Terms "MFT"), the Company shall adjust the terms for the Series A Preferred so that the terms are equal to the terms of the  ("MFT").

1.2           Purchase of Preferred Shares.

Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer of immediately available funds. Wire instructions are attached hereto as Appendix A.

1.3           Acceptance or Rejection.

(a)           The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Series A Preferred  if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

(b)           The undersigned understands and agrees that its subscription for the Series A Preferred is irrevocable.

(c)           In the event the sale of the Series A Preferred  subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Series A Preferred.

SECTION 2

2.1           Closing

The closing (the "Closing") of the purchase and sale of the Series A Preferred, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

SECTION 3

3.1           Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The undersigned is acquiring the Series A Preferred and the Shares into which the Series A Preferred are convertible  for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Series A Preferred for which the undersigned is subscribing or any part of the Series A Preferred and the Shares into which the Series A Preferred are convertible.

(b)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           The undersigned is not subscribing for the Series A Preferred  as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment Series A Preferred generally.

(d)           The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)           The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Series A Preferred.

(f)           The undersigned acknowledges his understanding that the offering  and sale of the Series A Preferred is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)

The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the  Series A Preferred and the Shares into which the Series A Preferred are convertible  or a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(ii)

The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)

The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Series A Preferred.  The undersigned also represents it has not been organized for the purpose of acquiring the Series A Preferred and the Shares into which the Series A Preferred are convertible.

(iv)

The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Series A Preferred the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;  and

(v)

 The undersigned is aware that the company files  annual, quarterly and special reports and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at www.sec.gov.       The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and had the opportunity to discuss with counsel.  The undersigned has been informed that the Company will mail copies of all its regulatory filings with the SEC upon undersigned’s request.

(g)           The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(h)           No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

Check One

(i)                                                         ☐ ☒The undersigned is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

(ii)                                                       ☐ The undersigned is a sophisticated investor who is deemed to have sufficient investing experience and knowledge to weigh the risks and merits of an investment opportunity.

(j)           The undersigned understands that an investment in the Series A Preferred is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(k)           The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Series A Preferred will not cause such overall commitment to become excessive.

                               (l)           The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.  The undersigned has reviewed all reports and other documents filed by the Company with the Securities and Exchange Commission (the “SEC Documents”).

                               (m)           The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the “Investor Questionnaire”), is correct and complete as of the date hereof.

                              (n)           Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Series A Preferred and on that basis believes that his or its investment in the Series A Preferred is suitable and appropriate for the undersigned.

                              (o)           The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(r)           The undersigned understands that the price of the Series A Preferred offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.  The undersigned further understands that there is a substantial risk of further dilution on his or its investment in the Company.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1    Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada , and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2    Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3           Exemption from Registration; Valid Issuances.  The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Regulation D Rule 506 and Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.5           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with  the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.6           No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

4.7   Piggy Back Rights:  .  Whenthe Company,  at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, the Company hereby agrees to include the shares underlying the warrants in the registration statement.

SECTION 5

5.1    Indemnity.  The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2    Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.

5.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9           Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

 5.10    Further Assurances.  Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the   day of ___________, 2012

Amount of Investment:

$_________________

INDIVIDUAL INVESTOR:

______________________

Name:

PARTNERSHIP, CORPORATION, TRUST,

CUSTODIAL ACCOUNT, OTHER INVESTOR

___________________________

(Print Name of Entity)

By:     ______________________

Name:

Title:

Address:

Taxpayer Identification Number:_____________

x

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for the “Series A Preferred”  on behalf of the Company.

CELLCEUTIX CORPORATION , Inc.	Dated: ______ ___, 2012

By:______________________________ Name: Title:

Appendix A

Wiring Instructions

For Payment of Purchase Price

The following are the wire instructions for the account into which the payment of the purchase price for the Shares subscribed for should be wired.

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

Exhibit A

ACCREDITED INVESTOR STATUS

          The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

       _____(i)  A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

       _____(ii)  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

       _____(iii)  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

       _____(iv)  A director or executive officer of the Company.

       ____  X(v)(Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property."

               _(vi)  A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

       _____(vii)  A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

       _____(viii)  An entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.  Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)